                               OPTION AGREEMENT

     THIS OPTION AGREEMENT entered into this 1st day of February, 1999, by and between JORE CORPORATION, a Montana corporation, of Ronan, Montana (the "Optionee") and MATTHEW JORE and JORE LAND, LLC, a Montana limited liability company, of Ronan, Montana, (jointly and severally, the "Optionor");

1. For and in consideration of the sum of One Hundred Dollars ($100.00) paid by the Optionee and received and acknowledged by the Optionor, the Optionor hereby grants to the Optionee the option to purchase the real property and any improvements thereon described on Exhibit "A" attached hereto (the "premises") at the time, for the consideration, and upon the terms and conditions hereinafter set forth.

2. The Optionee may purchase the premises only during the period beginning February 1, 1999 and ending 10 years thereafter on February 1, 2009. If this option is not exercised on or before February 1, 2009 and the sale and transfer of the premises is not completed on or prior to 60 days following the exercise date (except for any delays which are not due to the acts of Optionee, in which event the time to complete the sale and transfer shall be extended for a reasonable time), this option shall expire and shall thereafter be of no force or effect.

3. The election of the Optionee to exercise the option to purchase the premises must be evidenced by a notice in writing addressed to the Optionor, sent by certified mail, return receipt requested, to the address of the Optionor as follows:

                    Matthew Jore
                    Jore Land, LLC
                    45000 Highway 93 South
                    Ronan, Montana 59804

4. The price to be paid by the Optionee to the Optionor for the premises if the option is exercised, shall be the fair market value of the premises at the date of exercise, as determined by the parties, which is intended to be the cost of such premises to the Optionor, or, if the parties are unable to reach an agreement within 30 days of the notice of exercise, then such amount shall be determined by appraiser Ed McGreevy, with the costs of the appraisal to be shared by the parties.

5. The option price to be paid to the Optionor, as hereinabove provided, shall except as to income taxes be a net amount to the Optionor, and all expenses in connection with the transfer of the premises, including, but not limited to, title insurance, recording fees, documentary stamps, conveyance tax, and all other closing costs, shall be paid by the Optionee. The option price shall be paid by the Optionee in cash, assumption of debt, or a combination thereof, to the Optionor currently with the conveyance of the premises by the Optionor to the Optionee. The premises shall be conveyed by the Optionor to the Optionee free and clear of liens and encumbrances excepting municipal and zoning ordinances, recorded easements and recorded restriction of record as of the commencement of this lease, and any other recorded easements and recorded restrictions recorded thereafter and prior to purchase which shall have been consented to in writing by Optionee, all taxes or assessments, general or special, and any other defects, liens, or encumbrances caused, created or suffered by the Optionee. Optionee shall obtain and pay for any title evidence which Optionee may feel necessary prior to conveyance, and the Optionor agrees to cooperate in connection therewith by delivering to Optionee at least thirty (30) days before the option date, any

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     existing title evidence with respect to the premises.

6. This option may be exercised by Optionee by written notice given to Optionor not less than sixty (60) days prior to the expiration of the option term (the "purchase date").

7. Optionor shall at least fifteen (15) days prior to the purchase date furnish Optionee with a commitment by a title insurance company licensed to do business in the State of Montana to issue a policy of title insurance in the full amount of the purchase price and guaranteeing Optionor's title to the premises to be in the condition hereinafter required.

8. Conveyance shall be by Optionor's good and sufficient warranty deed free and clear of any and all liens and encumbrances except (1) easements for public utilities; (2) municipal, and zoning ordinances; (3) current taxes and assessments not then due and payable and which are not the obligation of Optionor; (4) liens, encumbrances and easements of record as of the date of this Option Agreement; (5) debts assumed by Optionee as part of the purchase price; and (6) any liens and encumbrances created by, through or under Optionee. Upon Optionor's delivery of said warranty deed, the purchase price shall be payable in full on the purchase date to Optionor. In the event the title evidence furnished by Optionor discloses a defect which cannot be cured and the curing of which Optionee is unwilling to waives Optionee may withdraw his exercise of his option to purchase. If, despite tender to Optionee the warranty deed and title evidence called for above, Optionee shall not make payment of the purchase price on the purchase date, all right and option of Optionee to purchase the premises shall forever cease and determine subject to Optionor's right to require specific performance of Optionee's exercise of his option to purchase and to the Optionor's right to exercise any and all other remedies available to it by reason of Optionee's failure or purchase.

WHEREFORE, the parties have set their hands this 1st day of February, 1999.

OPTIONEE:                                      OPTIONOR:

JORE CORPORATION                               JORE LAND, LLC


By: /s/ Matthew Jore                           By: /s/ Matthew Jore
   ------------------------------------           -----------------------------
    Matthew Jore, President                        Matthew Jore, Managing Member


                                                   /s/ Matthew Jore
                                                  -----------------------------
                                                   Matthew Jore

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STATE OF MONTANA              )
                              :ss
COUNTY OF LAKE                )

     On this 1st day of February, in the year 1999, before me, the undersigned Notary Public for the State of Montana, personally appeared Matthew Jore, known to me to be the President of Jore Corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        /s/ Stephanie A. McClure
(Notarial Seal)                         ---------------------------------------
                                        Notary Public for the State of Montana
                                        Residing at Ronan, Montana
                                        My Commission expires: September 2002


STATE OF MONTANA              )
                              :ss
COUNTY OF LAKE                )

     On this 1st day of February, in the year 1999, before me, the undersigned Notary Public for the State of Montana, personally appeared Matthew Jore, known to me to be the Managing Member of Jore Land, LLC, the limited liability company that executed the within instrument, and acknowledged to me that such limited liability company executed the same.

     IN WITNESS HEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        /s/ Stephanie A. McClure
(Notarial Seal)                         ---------------------------------------
                                        Notary Public for the State of Montana
                                        Residing at Ronan, Montana
                                        My Commission expires: September 2002


STATE OF MONTANA              )
                              :ss
COUNTY OF LAKE                )

     This instrument was acknowledged before me this 1st day of February, in the year 1999, by Matthew Jore.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        /s/ Stephanie A. McClure
(Notarial Seal)                         ---------------------------------------
                                        Notary Public for the State of Montana
                                        Residing at Ronan, Montana
                                        My Commission expires: September 2002